Exhibit 10.26.13+

AMENDMENT NO. 13
TO THE
SYNC GENERATION 2 ON-BOARD NAVIGATION AGREEMENT
BETWEEN
FORD MOTOR COMPANY AND TELENAV, INC.

THIS AMENDMENT NO. 13 (“Amendment”), effective as of June 17, 2013 (“Amendment Effective Date”) supplements and amends the terms of the SYNC Generation 2 On-Board Navigation Agreement, dated October 12, 2009 (“Agreement”), by and between Ford Motor Company (“Buyer” or “Ford”), a Delaware corporation with its principal office at One American Road, Dearborn, Michigan 48126, on behalf of itself and the Ford Related Companies, and TeleNav, Inc. (“Supplier” or “TeleNav”), a Delaware corporation with its principal office at 950 De Guigne Drive, Sunnyvale, CA 94085, on behalf of itself and the TeleNav Related Companies. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Agreement.
In consideration of the mutual promises and covenants contained in this Amendment, the parties agree as follows:

1.	Effective [*****], in the Agreement, Attachment V: Pricing and Royalty, in Subsection 1.d.2, delete the following:
“Ford will pay TeleNav [*****] per SD Card for Software Upgrade fees (as stated in Section 2c of Attachment V) and for [*****]. Such [*****] per SD card will be attributed first to the payment of the [*****] Software Upgrade fees until fully paid, and thereafter to the payment of the [*****] until fully paid” and replace with the following:

“Ford will pay TeleNav [*****] per SD Card for Software Upgrade fees (as stated in Section 2c of Attachment V) and for [*****]. Such [*****] per SD card will be attributed in the following order: (a) first to the payment of the [*****] Software Upgrade fees until fully paid; (b) to the payment of the [*****] until fully paid; (c) to the payment of [*****] until fully paid; (d) to the payment of the [*****] until fully paid; and (e) to the payment of [*****] until fully paid”.

2.	Effective [*****], in the Agreement, Attachment V: Pricing and Royalty, in Subsection 1.d.2, delete the following bullet point:
“Ford will pay TeleNav [*****] per SD Card for [*****] and for [*****]. Such [*****] per SD card will be attributed first to the payment of [*****] until fully paid, and thereafter to the payment of the [*****] until fully paid” and replace with the following:

“Ford will pay TeleNav [*****] per SD Card for [*****] and [*****]. Such [*****] per SD card will be attributed in the following order: (a) first to the payment of [*****] until fully paid; (b) to the payment of the [*****] until fully paid; (c) to the payment of the [*****] until fully paid; (d) to the payment of the [*****] until fully paid; and (e) to the payment of the [*****] until fully paid”.

3.	Effective [*****], in the Agreement, Attachment V: Pricing and Royalty, in Subsection 1.d.2, delete the following bullet point:
“Ford will pay TeleNav [*****] per SD Card for the Additional NRE for Change Order No. 1 (as stated in Section 5a of Attachment V and as amended by Amendment No. 7), for the [*****] under Amendment No. 8, and for [*****]. Such [*****] per SD Card will be attributed first to the payment of the [*****] until fully paid, second to the payment of the [*****] for Amendment No. 8 until fully paid, and finally to the payment of [*****] until fully paid” and replace with the following:

“Ford will pay TeleNav [*****] per SD Card for the Additional NRE for Change Order No. 1 (as stated in Section 5a of Attachment V and as amended by Amendment No. 7), for the [*****] under Amendment No. 8, and for [*****]. Such [*****] per SD Card will be attributed in the following order: (a) first to the payment of the [*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
06/17/13    Pg. 1 of 1

until fully paid; (b) to the payment of the [*****] for Amendment No. 8 until fully paid; (c) to the payment of the [*****] until fully paid; (d) to the payment of the [*****] until fully paid; (e) to the payment of the [*****] until fully paid; and (f) to the payment of the [*****] until fully paid”.

4.	Effective [*****], in the Agreement, Attachment V: Pricing and Royalty, in Subsection 1.d.2, delete the following bullet point:
“Ford will pay TeleNav [*****] per SD Card for Map Compilation and Integration Services fees (as stated in Section 5c of Attachment V and as amended by this Amendment) which will be attributed to the payment of [*****] Map Compilation and Integration Services fees, as applicable, until fully paid” and replace with the following:

“Ford will pay TeleNav [*****] per SD Card for Map Compilation and Integration Services fees (as stated in Section 5c of Attachment V and as amended by this Amendment) which will be attributed in the following order: (a) first to the payment of [*****] Map Compilation and Integration Services fees, as applicable, until fully paid; (b) to the payment of [*****] until fully paid; (c) to the payment of the [*****] until fully paid; and (d) to the payment of the [*****] until fully paid”.

5.
Agreement, Attachment V: Pricing and Royalty, in Section 3, delete the pricing matrix for [*****] in its entirety and replace it with the following new pricing matrix, which shall be effective as of [*****]:

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
Total	[*****]

6.
Agreement, Attachment V: Pricing and Royalty, in Section 3, delete the pricing matrix for [*****]in its entirety and replace it with the following new pricing matrix, which shall be effective as of [*****]:

[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
Total	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
06/17/13    Pg. 2 of 2

7.	Agreement, Attachment V: Pricing and Royalty, in Section 3, after the pricing matrix for [*****], add the following new pricing matrix for [*****] which shall be effective as of [*****]:

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
Total	[*****]

8.	Agreement, Attachment V: Pricing and Royalty, delete Section 10 in its entirety and replace with the following:
“10. For purposes of [*****], the parties approve and agree to implement the requirements of the [*****] and incorporated by reference herein, and the [*****] will not be covered by [*****] and the [*****] will be covered by [*****].”

9.	Agreement, Attachment V: Pricing and Royalty, after Section 11, add the following new section:
“12. Amendment No. 13 Miscellaneous Payments:

a.    The parties acknowledge that Ford [*****] will be applied in the following order: (a) to the payment of the [*****] until fully paid; (b) to the payment of the [*****] until fully paid; and (c) to the payment of the [*****] until fully paid.

b.    Instead of extending a [*****] per [*****], Telenav will apply [*****] against the [*****] described in [*****].

c.    Based on Ford’s request for an [*****], Ford shall pay Telenav [*****] for such [*****], which Telenav will [*****].

d.    Ford shall pay Telenav [*****] to be used as the [*****] for [*****].

e.    Ford shall pay Telenav [*****] for Ford’s [*****] of the Telenav [*****].

f.    Ford shall pay Telenav an [*****] for the [*****] of the Telenav [*****].

g.    Ford shall pay Telenav [*****] for [*****].”

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
06/17/13    Pg. 3 of 3

10.	Agreement, Attachment V: Pricing and Royalty, after Section 12, add the following new section:
“15. For purposes of [*****], the parties approve and agree to [*****] and the fees associated with these [*****] shall be [*****].

[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
	Total	[*****]
“

Except as modified and amended by this Amendment, the terms of the Agreement are ratified and confirmed by the parties hereto. This Amendment is incorporated into and made a part of the Agreement by the parties.

IN WITNESS WHEREOF, the parties have executed this Amendment by their authorized representatives as of the Amendment Effective Date.

FORD MOTOR COMPANY By: /s/ Melissa Sheahan (Signature) Name: Melissa Sheahan (Printed Name) Title: SYNC Software Buyer Date: 6/24/13	TELENAV, INC. By: /s/ Michael Strambi (Signature) Name: Michael Strambi (Printed Name) Title: CFO Date: 7/1/13

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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